EX-16(13)(d)(ii)

EXHIBIT A
TO THE EXPENSE LIMITATION AGREEMENT BETWEEN
NATIONWIDE MUTUAL FUNDS AND
 NATIONWIDE FUND ADVISORS

Effective May 1, 2007;
Amended ____________, 2013*†

Name of Fund/Class                                                                     Expense Limitation for Fund/Class

Nationwide Money Market Fund
Prime                                                                                                0.59%
Service‡                                                                                           0.59%
Institutional                                                                                    0.59%

Nationwide Short Duration Bond Fund
Class A                                                                                            0.55%
Class C                                                                                             0.55%
Service Class                                                                                   0.55%
Institutional Class                                                                          0.55%

Nationwide Enhanced Income Fund
Class A                                                                                            0.45%
Class R2                                                                                           0.45%
Institutional Class                                                                          0.45%
Institutional Service Class                                                            0.45%

Nationwide U.S. Small Cap Value Fund
Class A                                                                                            1.09%
Class C                                                                                             1.09%
Institutional Class                                                                          1.09%
Institutional Service Class                                                            1.09%

Nationwide International Value Fund
Class A                                                                                            1.00%
Class C                                                                                             1.00%
Institutional Class                                                                          1.00%
Institutional Service Class                                                            1.00%

Each of the Asset Allocation Funds (Nationwide Investor Destinations Aggressive Fund, Nationwide Investor Destinations Moderately Aggressive Fund, Nationwide Investor Destinations Moderate Fund, Nationwide Investor Destinations Moderately Conservative Fund, Nationwide Investor Destinations Conservative Fund)

Class A                                                                                                0.25%
Class B                                                                                                 0.25%
Class C                                                                                                 0.25%
Class R2                                                                                               0.25%
Service Class                                                                                       0.25%
Institutional Class Shares                                                                 0.25%

Nationwide S&P 500 Index Fund
Class A                                                                                                0.21%
Class B                                                                                                0.21%
Class C                                                                                                0.21%
Class R2                                                                                              0.21%
Service Class                                                                                      0.21%
Institutional Service Class                                                                0.21%
Institutional Class                                                                              0.21%

Nationwide Small Cap Index Fund
Class A                                                                                                0.28%
Class B                                                                                                0.28%
Class C                                                                                                0.28%
Class R2                                                                                              0.28%
Institutional Class                                                                             0.28%

Nationwide Mid Cap Market Index Fund
Class A                                                                                                0.30%
Class B                                                                                                0.30%
Class C                                                                                                0.30%
Class R2                                                                                              0.30%
Institutional Class                                                                             0.30%

Nationwide International Index Fund
Class A                                                                                                0.34%
Class B                                                                                                0.34%
Class C                                                                                                0.34%
Class R2                                                                                              0.34%
Institutional Class                                                                             0.34%

Nationwide Bond Index Fund
Class A                                                                                                0.29%
Class B                                                                                                 0.29%
Class C                                                                                                 0.29%
Class R2                                                                                               0.29%
Institutional Class                                                                              0.29%

Nationwide Bond Fund
Class A                                                                                                0.55%
Class B                                                                                                 0.55%
Class C                                                                                                 0.55%
Class R2                                                                                               0.55%
Institutional Class                                                                              0.55%
Institutional Service Class                                                                0.55%

Nationwide Growth Fund
Class A                                                                                                0.65%
Class B                                                                                                 0.65%
Class C                                                                                                 0.65%
Class R2                                                                                               0.65%
Institutional Service Class                                                                0.65%
Institutional Class                                                                              0.65%

Nationwide Alternatives Allocation Fund
Class A                                                                                                0.40%
Class C                                                                                                 0.40%
Institutional Service Class                                                                0.40%
Institutional Class                                                                              0.40%

Nationwide Small Company Growth Fund
Class A                                                                                                0.94%
Institutional Service Class                                                                0.94%

Nationwide Inflation-Protected Securities Fund††
Class A                                                                                                 0.30%
Institutional Class                                                                               0.30%

Nationwide Global Equity Fund††
Class A                                                                                                0.95%
Class C                                                                                                 0.95%
Institutional Service Class                                                                0.95%
Institutional Class                                                                              0.95%

Nationwide High Yield Bond Fund††
Class A                                                                                                0.75%
Class C                                                                                                 0.75%
Institutional Service Class                                                                0.75%
Institutional Class                                                                              0.75%

Nationwide Core Plus Bond Fund†††
Class A                                                                                                0.70%
Institutional Service Class                                                                0.70%
Institutional Class                                                                              0.70%

____________________

* As approved at the September 6, 2012 Board meeting.

† Effective through February 28, 2013.

†† Effective through February 28, 2014.

††† Effective through February 28, 2015.

‡ With respect to the Service Class of the Nationwide Money Market Fund, effective until at least February 28, 2013, the Fund Operating Expenses shall be limited to 0.75% and shall include the Rule 12b-1 fees and fees paid pursuant to an Administrative Services Plan.

IN WITNESS WHEREOF, the parties have caused this Amended Exhibit A to be signed by their respective officers thereunto duly authorized and their respective corporate seals to be hereunto affixed, as of the day and year first above written.

NATIONWIDE MUTUAL FUNDS

By: _______________________________
Name:  Michael S. Spangler
Title:  President

NATIONWIDE FUND ADVISORS

By: _______________________________
Name:  Michael S. Spangler
Title:  President